UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
May 26, 2011
Date of Report (Date of earliest event reported)
DIODES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	002-25577 (Commission File Number)	95-2039518 (IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200 Plano, Texas	75024
(Address of principal executive offices)	(Zip Code)
(972) 987-3900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Executive Compensation
On May 26, 2011, the Compensation Committee of the Board of Directors of Diodes Incorporated (the “Company”), in connection with its annual review of executive compensation, (i) determined the 2011 base salaries of the Company’s principal executive officer, principal financial officer and three other most highly compensated executive officers during 2010 (collectively, the “NEOs”) and (ii) granted non-qualified stock options (“NQSOs”) and restricted stock units (“RSUs”) to such NEOs as follows:

Name and Position	Base Salary	NQSOs (1)	RSUs (1)
Dr. Keh-Shew Lu	$409,000	196,000	—
President and Chief Executive Officer

Richard D. White	$211,000	38,500	8,000
Chief Financial Officer, Secretary and Treasurer

Mark A. King	$245,000	38,500	8,000
Senior Vice President, Sales and Marketing

Joseph Liu	$253,000	17,000	4,600
Senior Vice President, Operations

Edmund Tang	$205,000	35,300	8,000
Vice President, Corporate Administration

(1)	The NQSOs and RSUs were granted on May 26, 2011. Such NQSOs are first exercisable, and such RSUs will vest, in four equal annual installments, commencing on the first anniversary of the date of grant. The exercise price of the NQSOs is $29.21, which is the closing price of the Company’s common stock on May 26, 2011.
Board Compensation
On May 26, 2011, the Compensation Committee of the Board of Directors of the Company, in connection with its annual review of Board compensation, determined that (i) the annual cash retainer for each non-employee director would be $80,000; (ii) the additional 2011 annual cash retainer for the chairman and all other members of the Audit Committee would be $20,000 and $10,000, respectively; and (iii) the annual awards of RSUs to the Chairman of the Board, the Vice Chairman of the Board and all other non-employee directors would be 21,500, 14,700 and 4,300 shares, respectively. The RSUs were granted on May 26, 2011 and will vest in four equal annual installments, commencing on the first anniversary of the date of grant. There will be no other payments for any director activities, except for reimbursement for all costs and expenses incurred for attendance at Board of Directors’ meetings. The Board of Directors of the Company, however, may modify such compensation for each director in the future.

Item 5.07	Submission of Matters to a Vote of Security Holders.
Results of the Annual Meeting
The Company submitted to a vote of its security holders at its 2011 annual meeting of stockholders (the “Annual Meeting”) on May 26, 2011 the following matters: (1) the election of seven persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified; (2) an advisory vote on executive compensation; (3) an advisory vote on the frequency of the advisory vote on executive compensation; and (4) the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

     1. Election of Directors
     The final results of the number of votes cast for and withheld, as well as the number of broker non-votes, as to each nominee for the Board of Directors of the Company are as follows:

C.H. Chen,	For:	34,657,068
Director	Withheld:	5,446,163
	Broker Non-Votes:	3,509,565

Michael R. Giordano,	For:	39,111,326
Director	Withheld:	991,905
	Broker Non-Votes:	3,509,565

L.P. Hsu,	For:	39,341,179
Director	Withheld:	762,052
	Broker Non-Votes:	3,509,565

Keh-Shew Lu,	For:	36,077,888
Director	Withheld:	4,025,343
	Broker Non-Votes:	3,509,565

Raymond Soong,	For:	34,373,973
Director	Withheld:	5,729,258
	Broker Non-Votes:	3,509,565

John M. Stich,	For:	39,096,576
Director	Withheld:	1,006,655
	Broker Non-Votes:	3,509,565

Michael K.C. Tsai,	For:	39,277,924
Director	Withheld:	825,307
	Broker Non-Votes:	3,509,565
     2. Advisory Vote on Executive Compensation
     The final results of the number of votes cast for and against, as well as the number of abstentions and broker non-votes, as to the advisory vote on executive compensation are as follows:

For:	37,329,372
Against:	1,094,609
Abstain:	1,679,250
Broker Non-Votes:	3,509,565
     3. Frequency of Advisory Vote on Executive Compensation
     The final results of the number of votes cast for one year, two years and three years, as well as the number of abstentions, as to the advisory vote on the frequency of the advisory vote on executive compensation are as follows:

One Year:	20,746,254
Two Years:	305,390
Three Years:	17,419,587
Abstain:	1,632,000

     4. Ratification of Appointment of Independent Registered Public Accounting Firm
     The final results of the number of votes cast for and against, as well as the number of abstentions and broker non-votes, as to the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 are as follows:

For:	42,948,778
Against:	548,002
Abstain:	116,016
Broker Non-Votes:	0
Frequency of Advisory Vote on Executive Compensation
In the vote on the frequency of the advisory vote on executive compensation, the frequency receiving the greatest number of votes was one year. In light of this vote, the Board of Directors of the Company will consider the stockholder advisory vote on this proposal and make a determination regarding the frequency of the advisory vote on executive compensation within 150 calendar days of the Annual Meeting.

Item 7.01	Regulation FD Disclosure.
On May 26, 2011, the Company held its Annual Meeting. A copy of the presentation slides for the Annual Meeting is attached as Exhibit 99.1 to this Report.
The information in this Item 7.01, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.
In the foregoing presentations, the Company utilized financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide stockholders with an alternative method for assessing its operating results in a manner that enables stockholders to more thoroughly evaluate its current performance as compared to past performance. The Company also believes these non-GAAP measures provide stockholders with a more informed baseline for modeling its future financial performance. The Company’s management uses these non-GAAP measures for the same purpose. The Company believes that its stockholders should have access to, and that it is obligated to provide, the same set of tools that it uses in analyzing its results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. See Exhibit 99.1 to the Company’s Form 8-K, filed on May 13, 2011, for definitions of the non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these non-GAAP financial measures are useful to stockholders and tables that reconcile the non-GAAP financial measures utilized to GAAP financial measures.
Cautionary Information Regarding Forward-Looking Statements
Except for the historical and factual information contained in the accompanying slides attached as exhibits to this Report, the matters set forth therein are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including, but are not limited to, such factors as may be detailed from time to time in the Company’s filings with the United States Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of the presentation slides. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
99.1	Presentation slides for the Annual Meeting

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2011	DIODES INCORPORATED
	By	/s/ Richard D. White
RICHARD D. WHITE
Chief Financial Officer